Exhibit 10.35

SCHEDULE OF NAMED EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE FORM OF EMPLOYMENT AGREEMENT AS SET FORTH IN EXHIBIT 10.34
Judith L. Bacchus
Charles M. Byrnes
Robert J. Clemens
Peter A. Dragich
Jan Kees van Gaalen
Michelle Keating
Patrick S. Watson